SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): January 1, 2005

                            AMERADA HESS CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                                     1-1204
                            (Commission File Number)

                                   13-4921002
                     (I.R.S. Employer Identification Number)

                           1185 Avenue of the Americas
                            New York, New York 10036
              (Address and zip code of principal executive offices)

                                 (212) 997-8500
              (Registrant's telephone number, including area code)

                                (Not Applicable)
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01--Entry into a Material Definitive Agreement.

This form 8-K is to describe ordinary course director compensation actions taken by the Board of Directors of Amerada Hess Corporation.

Effective January 1, 2005, the Board of Directors approved an increase in the annual retainer for non-management directors from $55,000 to $75,000. The Board also approved an additional annual cash award equal to the market price of 500 shares of Amerada Hess Corporation common stock to enable directors to purchase an equivalent number of shares. The Board of Directors increased meeting fees for non-management directors from $1,500 to $2,000 per meeting. Furthermore, the Board increased compensation for the Audit Committee service to reflect the additional responsibilities of this committee. The chairman of the Audit Committee's compensation was raised to $10,000 and the members' compensation was raised to $7,500.

These changes in director compensation were approved by the Corporate Governance and Nominating Committee of the Board of Directors of Amerada Hess Corporation following a presentation by a consultant who reviewed the general trends in Board compensation toward increased retainer fees, differentiated pay for Committee service and full value share awards.

The Board also approved a stock ownership guideline for directors as a part of corporate governance best practices. The guideline requires each director to own and hold at least 5,000 shares of Amerada Hess Common Stock within 6 years of such director's first election to the Board or within two years of adoption of the guideline, whichever is later.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           Amerada Hess Corporation



                                           By: /s/ J. Barclay Collins
                                              ---------------------------------
                                              Name:  J. Barclay Collins
                                              Title: Executive Vice President
                                                     and General Counsel


Dated:  January 3, 2005